U.S. SECURITIES AND EXCHANGE
                           COMMISSION Washington, D.C.
                                      20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]  Definitive Information Statement


                          GLOBETEL COMMUNICATIONS CORP
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:
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2.   Aggregate number of securities to which transaction applies:
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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4.   Proposed aggregate offering price:
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5. Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:
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2.   Form, schedule, or registration statement number:
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3.   Filing party:
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4.   Date filed:
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Notes:

                              INFORMATION STATEMENT
                               Dated MAY 13, 2005

                          Globetel Communications Corp.
                           9010 Pines Blvd. Suite 110
                            Pembroke Pines, FL 33324
                                 (954) 241-0590

                                    General

This information statement is being circulated to the shareholders of Globetel Communications Corp., a Delaware corporation ("Globetel"), to the holders of record at the close of business on May 6, 2005 ("Record Date"), of Globetel's outstanding common stock, par value $0.00001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

 We Are Not Asking You for a Proxy and You Are Requested Not To Send Us a Proxy

This Information Statement is being furnished to the stockholders in connection with a the following action taken by the Board of Directors and approved by a majority of shareholders: (1) to authorize the Board of Directors to effect a reverse stock split of one-for-fifteen (1:15) (the "Reverse Stock Split")

The Reverse Stock Split and authorization to amend the Articles of Incorporation of the corporation to allow the Board of Directors to authorize forward or reverse splits of the common stock of the corporation without further shareholder approval was approved by the Board of Directors on May 6, 2005 and was subsequently approved by a majority of shareholders on the same day.

This Information Statement will be mailed to our shareholders within the time periods required by Rules 14c-2 and 14c-5, in connection with the approval of the Reverse Stock Split and the Authorization to amend the Articles of Incorporation by a majority of Globetel's shareholders entitled to take action.

Delaware General Corporate Law allows any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting, without prior notice and without a vote, if a majority of the holders of outstanding stock entitled to vote consent in writing.

As of the date of the Board's approval of the reverse split, one shareholder who has a voting right equal to 50.1% of the outstanding voting Common Stock of Globetel, authorized by written consent, the Reverse Stock Split and the Authorization to amend the Articles of Incorporation of Globetel Communications Corp. There are currently 1,078,145,447 shares of Globetel's Common Stock outstanding.

Accordingly, Globetel has obtained all necessary corporate approvals in connection with the matters referred to in this statement, and furnishes this Information Statement solely for the purpose of informing stockholders, in the manner required under the Securities Act of 1934, as amended, of these corporate actions before they take effect.

Globetel will pay the cost of preparing and sending out this Information Statement. It will be sent to shareholders via regular mail following the filing of a definitive Information Statement with the Securities and Exchange Commission on or after May 22, 2005.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

Shareholders are entitled to receive notice of this corporate action if they were shareholders of record at the close of business on May 6, 2005. On May 6, 2005, Globetel had 1,078,145,447 shares of $0.00001 par value Common Stock issued and outstanding. Each share is entitled to one vote per share on any matter which may properly come before the shareholders and there are no cumulative voting rights on any shares. Pursuant to applicable Delaware law, there are no dissenter's or appraisal rights relating to the matters outlined in this statement.

All matters to be voted on require an affirmative written vote of a majority of the issued and outstanding shares of Globetel. Globetel has received written consent of the Reverse Stock Split and the Authorization to Increase Shares from management and other major shareholders who hold, directly or indirectly, the right to to vote a majority of the outstanding shares as of the record date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of Globetel's common stock as of May 6, 2005 by (i) all shareholders known to Globetel to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director and executive officer; and (iii) all officers and directors of Globetel as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. Globetel had 1,078,145,447 shares issued and outstanding on May 6, 2005.

                                                                       Amount and Nature of             Percentage
Title of Class     Name and Address of Beneficial Owner                Beneficial Ownership             of Class (1)
--------------     ------------------------------------                --------------------             ----------
Common Stock       Przemyslaw L. Kostro Chairman                       9,211,385 shares                    0.85%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Timothy M. Huff, CEO                               34,244,467 shares                    3.17%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Leigh A. Coleman President Since June 2004          5,176,003 shares                    0.48%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Mitchell A. Siegel, COO                            26,592,598(2) shares                 2.46%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Thomas Y. Jimenez, CFO                             13,720,879(3) shares                 1.27%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Lawrence E. Lynch Sr. VP Since August 2004            193,461 shares                    0.02%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Joseph Seroussi, CTO Since November 2004            4,580,969 shares                    0.42%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Michael Molen, Director Since April 2004              130,728 shares                    0.01%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

Common Stock       Kyle McMahan, Director Since May 2004                 111,382 shares                    0.01%
                   9050 Pines Blvd. Suite 110
                   Pembroke Pines, FL 33024

                   Total of all Officers and Directors as a Group    119,122,378                           1.03%


(1)  Based on 1,078,145,447 shares issued and outstanding on March 22, 2005.


(2) The shares beneficially owned by Mitchell A. Siegel include 8,614,798 shares owned of record by Mr. Siegel's spouse, Mrs. Vivian Manevich-Siegel, a former company officer, which are deemed beneficially owned by Mr. Siegel.

(3) The shares beneficially owned by Thomas Y. Jimenez, include 10,000 shares owned of record by Mr. Jimenez's spouse.



Name                          Age      Position                      Term

Przemyslaw L. Kostro          42       Chairman                      One Year

Timothy M. Huff               40       Chief Executive Officer
*******                                & Director                    One Year

Leigh A. Coleman              56       President & Director          One Year

Mitchell A. Siegel            58       Chief Operating Officer
*******                                & Director                    One Year

Thomas Y. Jimenez             46       Chief Financial Officer       One Year

Michael Molen                 48       Director                      One Year

Kyle McMahan                  47       Director                      One Year

Laina Raveendran Greene       40       Director                      One Year

All directors hold office until the next annual meeting of our stockholders and until their successors have been elected and shall qualify. Officers serve at the discretion of our Board of Directors. Przemyslaw L. Kostro, Chairman, was first elected to the Board of Directors in November 2001. From November 2001 to April 2002, Mr. Kostro also served as the CEO of GlobeTel before relinquishing the position to our current CEO. Over the past five years, Mr. Kostro has been an attorney engaged in international law, and has been providing professional and consulting services to several large and mid-sized entities in Europe. During the past two years, he has been providing services to assist us in expanding our business and services worldwide and in obtaining funding for us.

Timothy M. Huff, Director, Chief Executive Officer, joined GlobeTel in October 1999, and has served as CEO and as a member of the Board of Directors since April 2002. Prior to joining GlobeTel, Mr. Huff spent over five years owning and operating several successful private telecom companies. Mr. Huff has over eighteen years experience in international telecom business that included working with Sprint and MCI International, where he was involved in the construction of MCI's first international gateways.

Leigh Coleman, President, joined the Company in September 2003. Mr. Coleman was CEO of a major division for an internationally recognized Dutch public company based in the United States. In 2001, Mr. Coleman was CEO of an Australian public company specializing in IP PBX applications and CP equipment before joining GlobeTel. Mr. Coleman has a Masters in Business Administration, and has lectured in Strategic Management at Curtin University in Australia. He has focused on growing companies and international business development since 1986.


Mitchell A. Siegel, Director, Chief Operating Officer, has served in this capacity and as a member of the Board of Directors since May 2002. Since 1996, he was a consultant to Global Transmedia Communications Corporation and was instrumental in defining our role as a licensed telecommunications company. Mr. Siegel graduated from American University, holding a Bachelors Degree in Business Administration and has completed Masters Degree courses in finance at City College of New York - Bernard Baruch School of Finance.

Thomas Y. Jimenez, CPA, Chief Financial Officer, has served as our CFO since joining the Company in October 1999. For the three years prior to joining the Company, Mr. Jimenez was a consultant to various telecommunications companies, running their financial department and assisted in building networks in different countries. Previously, Mr. Jimenez was a partner in certified public accounting firm in the New York City area. Mr. Jimenez graduated from Cleveland State University with a degree in Business Administration.

Michael Molen has served on our Board of Directors since May 2004. Since 1995, he has served in various capacities for Sanswire Technologies, Inc., including Chairman, Chief Executive Officer and Director. He currently serves as Chief Executive Officer of Sanswire Technologies, Inc. He was nominated to serve on the Company's Board of Directors in accordance with the terms of the Company's asset purchase agreement with Sanswire Technologies, Inc.

Kyle McMahan has served on our Board of Directors since May 2004. From 1989 to 2003, Mr. McMahan served as Chief Executive Officer of Southern Mortgage Reporting, Inc., a credit-reporting agency. From April 2001 through September 2003, he served as chairman of INFO 1 Co., Inc., a company that organized, planned and financed the startup of new businesses in the credit reporting industry. Mr. McMahan has served as a board member of The Mortgage Bankers Association of Georgia and The National Credit Reporting Association. He has been nominated to serve on the Company's Board of Directors in accordance with the terms of the Company's asset purchase agreement with Sanswire Technologies, Inc.

Ms. Laina Raveendran Greene joined the Board of Directors of the Company in February 2005. Since 1998, Ms. Greene has been the CEO of GetIT Multimedia Pte. Ltd., a Silicon Valley company based in Singapore. GetIT Multimedia is a content development and delivery company providing solutions for e-learning and e-communications. Ms. Greene has also worked as Business Development Manager for Singapore Telecommunications Limited; an adjunct lecturer at the National University of Singapore; worked with the Singapore delegation during the 1990 GATT-Uruguay Rounds; and acted as a legal consultant and advisor to the International Telecommunications Union (ITU).

EXECUTIVE COMPENSATION.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Long Term Compensation
                                                   Annual Compensation                       Awards            Payouts
          (a)                      (b)      (c)            (d)          (e)            (f)           (g)          (h)       (i)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Securites
                                                                                     Restricted    Underlying     LTIP     All Other
                                                                     Other Annual   Stock Awards  Options/SARs   Payouts    Comp.
Name and Principal Position        Year   Salary ($)    Bonus ($)   Compensation ($)    ($)           (#)          ($)       ($)
------------------------------------------------------------------------------------------------------------------------------------
Przemyslaw L. Kostro Chairman      2004         0             0       443,750 (d)           0             0         0         0
Przemyslaw L. Kostro Chairman      2003         0             0             0               0             0         0         0
Przemyslaw L. Kostro Chairman      2002         0             0             0               0             0         0         0
Timothy M. Huff, CEO               2004   200,000 (a)   200,000 (b)    18,750 (d)   1,418,394 (e)                             0
Timothy M. Huff, CEO               2003   175,000 (a)         0             0               0             0         0         0
Timothy M. Huff, CEO               2002   150,000 (a)         0             0               0             0         0         0
Jerrold R. Hinton, Director/
  Former President                 2004                       0        18,750 (d)     472,798 (e)         0         0         0
Jerrold R. Hinton, Director/
  Former President                 2003   100,000 (a)         0             0               0             0         0         0
Jerrold R. Hinton, Director/
  Former President                 2002   100,000 (a)         0             0               0             0         0         0
Leigh A. Coleman President
  Since June 2004                  2004    70,780 (a)   125,000 (b)    50,031 (d)     472,798 (e)         0         0         0
Mitchell A. Siegel, COO            2004   175,000 (a)   175,000 (b)    18,750 (d)     945,596 (e)         0         0         0
Mitchell A. Siegel, COO            2003   150,000 (a)         0             0               0             0         0         0
Mitchell A. Siegel, COO            2002   125,000 (a)         0             0               0             0         0         0
Thomas Y. Jimenez, CFO             2004   175,000 (a)   175,000 (b)    14,063 (d)     709,197 (e)         0         0         0
Thomas Y. Jimenez, CFO             2003   150,000 (a)         0             0               0             0         0         0
Thomas Y. Jimenez, CFO             2002   125,000 (a)         0             0               0             0         0         0
Lawrence E. Lynch
  Sr. VP Since August 2004         2004    37,500 (a)    37,500 (b)         0               0             0         0         0
Joseph Seroussi, CTO
  Since November 2004              2004    25,000 (a)    31,250 (b)         0         472,798 (e)         0         0         0
Vivian Manevich, CAO
  Through Dec. 2002                2004           (c)         0             0               0             0         0         0
Vivian Manevich, CAO
  Through Dec. 2002                2003           (c)         0             0               0             0         0         0
Vivian Manevich, CAO
  Through Dec. 2002                2002    75,000 (c)         0             0               0             0         0         0
Michael Molen, Director
  Since April 2004                 2004         0 (c)         0        18,750 (d)           0             0         0         0
Kyle McMahan, Director
  Since May 2004                   2004         0 (c)         0        18,750 (d)           0             0         0         0

(a) Effective January 1, 2002, GlobeTel entered into a three-year employment agreements with its key management. For the year 2002, the agreements provided for annual compensation of $150,000 for its Chief Executive Officer (CEO), $125,000 each for its Chief Financial Officer (CFO) and Chief Operating Officer
(COO) and $75,000 each for its Chief Administrative Officer (CAO) and VP of Network Operations. Further, there remained an employment contract with its former President, as described below, which called for a salary of $100,000 per annum through 2003.

In 2003, the base compensation increased to $175,000 for its CEO, $150,000 each for its CFO and COO, $90,000 each for its CAO and VP of Network Operations.

In 2004, the base compensation increases to $200,000 for its CEO, $175,000 each for its CFO and COO, $120,000 for the Controller (formerly the CAO) and $110,000 for its VP of Network Operations. Also, GlobeTel hired a new President at an annual compensation of $125,000 in June 2004, a Senior Vice President (Sr. VP) at an annual compensation of $100,000 in August 2004, and a Chief Technology Officer (CTO) at an annual compensation of $125,000 in November 2004.

Accrued but unpaid base compensation of $82,500 for the CEO, $57,500 for the CFO and $58,333 for the COO (a total of $198,333) were owed as of December 31, 2004. These amounts were paid in January 2005.

(b) In addition to the base compensation, the employment agreements provide for payment of bonuses that at a minimum equal the executives' base compensation, unless otherwise agreed to by the executives. As of December 31, 2003 and 2002, the executives all agreed not to receive bonuses they are entitled to pursuant to the employment agreements. For 2004, the executives did receive the bonuses as entitled to under the agreements. The President received a bonus equal to his gross annual base compensation, the Sr. VP received a bonus equal to his amount of gross compensation received during 2004, and the CTO received a bonus equal to his amount of gross compensation received during 2004. All executive bonuses for 2004 were included in the 2004 Stock Options Plan (see Note 22 to financial statements) and paid with stock options.

(c) Vivian Manevich served as the CAO through 2002. Thereafter, Ms. Manevich accepted a non-executive position in the Company, and, accordingly, any and all compensation for 2003 and 2004 was included in employee payroll and none of her compensation was included in executive compensation.

(d) The Company's Directors received stipends of $6,250 per quarter, beginning the second quarter of 2004, for a total of $18,750 per director for 2004. The CFO, who functioned as treasurer reporting to the Board, received stipends equal to 75% of the directors' stipends, or $4,688 per quarter, beginning the second quarter of 2004, for a total of $14,063. All Directors' stipends were paid with stock options (see Note 22 to financial statements).

In addition, the Chairman received additional stock compensation of $425,000, for services rendered providing assistance in expanding our business and services world-wide and in obtaining funding for us.

(e) Pursuant to an Officers' Stock Option Grant plan approved by the Board (see
Note 22 to financial statements), certain officers are entitled to receive stock options in amounts which, after the exercise of such options, would effect ownership of various percentages of the total shares then issued and outstanding. The following officers received options for restricted shares in the following percentages: CEO - 3%, COO - 2%, CFO - 1.5%, Director and former President - 1.0%, current President - 1%, and CTO - 1%.

All of the stock options issued to executives in 2003 were subsequently exercised in January and February 2004. The schedule below indicates the date issued, number of shares received upon exercise and the aggregate dollar value realized upon exercise.

Shares Exercised   Name             Valuation     Relationship
----------------   ---------------  ----------    --------------------------------------
 7,702,180         Timothy Huff      $658,918     Chief Executive Officer / Director

 6,410,513         Thomas Jimenez     625,168     Chief Financial Officer

22,796,483         Jerrold Hinton   1,339,010     Director/Former President

11,003,106         Mitchell Siegel  1,080,168     Chief Operating Officer / Director

 1,000,000         Leigh Coleman      108,000     President / Director / Former Consultant

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Series C Preferred Stock

On August 20, 2004, the Company agreed to sell 500 shares of Series C Preferred Stock of GlobeTel Communications Corp. ("GTEL") to Paul E. Taboada for a total investment of $500,000. Mr. Taboada, an individual investor, has also been providing consulting services for the Company for over four years. The Company is using this $500,000 investment for working capital and purchase of equipment for Sanswire, LLC, necessary to launch the prototype of the Stratellite.

The purchase price is payable in five (5) installments of $100,000, payable no later than August 30, 2004, September 30, 2004, October 30, 2004, November 30, 2004, and December 30, 2004. The Purchaser has a three-day cure period to remit the monthly payments. As of December 31, 2004, the Company has received the full $500,000 as agreed upon.

On October 22, 2004, the Company agreed to sell 250 shares of Series C Preferred Stock of GlobeTel Communications Corp. ("GTEL") to Lawrence Lynch for a total investment of $250,000. Mr. Lynch, an individual investor, is also the current Chief Operating Officer of the Company. The Company used this $250,000 investment for working capital and purchase of equipment necessary to expand the Company's stored value card programs.

As of December 31, 2004, the there were no subscriptions receivable for Series C preferred stock, and the Company does not anticipate issuing any additional shares in connection with this preferred stock series.

Series D Preferred Stock

On July 28, 2004, the Company agreed to sell 1,000 shares of Series D Preferred Stock of GlobeTel Communications Corp. ("GTEL") to Mitchell A. Siegel, Chief Operating Officer of the Company. The Company intends to use $1 million of this investment for working capital and purchase of equipment necessary to expand the Company's stored value card programs.

Mitchell A. Siegel agreed to advance $1 million to GTEL in four (4) quarterly installments beginning August 2004. The agreement was subsequently modified for the installment period to be semi-annual and to begin in October 2004. Mr. Siegel has remitted the initial $250,000 and expects to remit the remaining amounts within the established timetable.

The Certificate of Designation for the Series D Preferred Stock was filed with the State of Delaware on July 30, 2004.

Provided that the preferred shares have not been converted, the Holders of the Series D Preferred Stock, voting as a group, will have voting rights equal to the current conversion share amount at the time of the vote of GTEL's authorized shares of common stock for a period of three years from the first closing date.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2004.

             AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
                     TO EFFECTUATE A REVERSE STOCK SPLIT OF
                     ONE-FOR-FIFTEEN OF THE COMPANY'S ISSUED
                     AND OUTSTANDING SHARES OF COMMON STOCK


REVERSE STOCK SPLIT

The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a reverse stock split of one-for-fifteen (the "Reverse Stock Split") of the Company's issued and outstanding shares of common stock. The Reverse Stock Split may be effectuated by the Board as soon as legally possible. The intent of the Reverse Stock Split is to decrease the number of outstanding authorized shares of the Common Stock of the Company.

Holders representing a majority of the shares having a right to vote on this matter have approved the Reverse Stock Split pursuant to the execution of a Written Consent of Shareholders. The Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or after to May 23, 2005, upon filing appropriate documentation with all applicable regulatory authorities and providing notice to shareholders.

Purpose and Effect of the Reverse Stock Split

Effectuation of the Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 1,078,145,447 to approximately 71,876,364. The actual number of shares may be different due to rounding of fractional shares. The number of authorized shares will likewise become 100,000,000.

The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "GTEL." On the date hereof, the reported closing price of the common stock on the OTC Bulletin Board was $0.228 per share. Management intends to effectuate a Reverse Stock Split at a level of one-for-15 which it believes is sufficient to attain its goal of decreasing the number of shares outstanding of the Company's common stock. The reduction will allow for the Company to meet the listing standards of the American Stock Exchange and commence with the listing on the Exchange which is approved subject to the reverse split and that the Company remains compliant with the listing standards of the Exchange.

The Reverse Stock Split would have the following effects upon the number of shares of common stock outstanding (1,078,145,447 shares as of the date hereof) and no effect upon the number of authorized and unissued shares of common stock (assuming that no additional shares of common stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The common stock will continue to be $0.00001 par value common stock following any Reverse Stock Split, and the number of shares of common stock outstanding will be decreased. The following example is intended for illustrative purposes.

Reverse Stock      Common Stock      Authorized         Common Stock Outstanding
Split              Outstanding       Common Stock       After Reverse Split
-----              -----------       ------------       -------------------
1 for 15           1,078,145         1,500,000,000      71,876,364 (approximate)


At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.00001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.


Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

The reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code. No gain or loss will be recognized by the Company in connection with the Reverse Stock Split. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore. The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

BOARD RECOMMENDATION

The Board recommended approval of the Reverse Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto to the majority shareholders for approval.

AUTHORIZATION FOR THE SHAREHOLDERS TO GRANT THE BOARD OF DIRECTORS OF THE COMPANY AUTHORITY TO EFFECT A REVERSE SPLIT OF THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK.

AUTHORIZATION TO DECREASE OR INCREASE SHARES

The Board of Directors approved a resolution to request the holders of the majority of Shares entitled to vote to approve a motion to allow the Articles of Incorporation of the Company to be amended to allow for a reverse split in the ratio of 1 for 15.

Purpose of the Authorization to Amend the Articles of Incorporation to allow the Board of Directors to effect a reverse split of the Company's outstanding shares


By order of the Board of Directors
May 13, 2005

/s/ Timothy Huff
----------------
    Timothy Huff

Exhibit A

                       RESOLUTION OF BOARD OF DIRECTORS OF
                          GLOBETEL COMMUNICATIONS CORP.
                                (the Corporation)
                             A Delaware Corporation
                               Adopted May 6, 2005

At a meeting of the Board of Directors of Globetel Communications Corp., a Delaware corporation (the "Corporation"), the following resolution was passed:

RESOLVED, that the fourth article of the Certificate of Incorporation of GLOBETEL COMMUNICATIONS CORP. be amended by consolidating the issued shares of the corporation on the basis of 15 of such shares shall become one (1) share and by amending the par value of the shares of the corporation, both issued and non-issued, from $0.00001 each before such consolidation to $0.00001 each after such consolidation; provided that no fractional shares of the corporation shall be issued in connection with the consolidation and the number of shares to be received by a stockholder shall be rounded up or down to the nearest whole number of shares in the event that such stockholder would otherwise be entitled to receive a fractional share upon such consolidation.

Dated the 6th Day of May 6, 2005

The foregoing accurately reflects the resolution passed by the Board of Directors at the meeting thereof on the date first stated above:

Attest:
/s/ Timothy M. Huff
-------------------------
Timothy M. Huff, Director